DISTRIBUTION FEE AGREEMENT

FOR

PENNSYLVANIA MUTUAL FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Pennsylvania Mutual Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE HERITAGE FUND (FORMERLY ROYCE TRUSTSHARES FUND)

(CONSULTANT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Heritage Fund, a series of the Trust (the “Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE HERITAGE FUND (FORMERLY, ROYCE TRUSTSHARES FUND)

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Heritage Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE MICRO-CAP FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Micro-Cap Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE OPPORTUNITY FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Opportunity Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE PREMIER FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Premier Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE TOTAL RETURN FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Total Return Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE SPECIAL EQUITY FUND

(SERVICE CLASS, FORMERLY FINANCIAL INTERMEDIARY CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Special Equity Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE 100 FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce 100 Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE LOW-PRICED STOCK FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Low-Priced Stock Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE VALUE PLUS FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Value Plus Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE VALUE FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Value Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE TECHNOLOGY VALUE FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Technology Value Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE DISCOVERY FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Discovery Fund, a series of the Trust, (the “Service Class”) a monthly fee equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE FINANCIAL SERVICES FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Financial Services Fund, a series of the Trust, (the “Service Class”) a monthly fee equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE DIVIDEND VALUE FUND

(SERVICE CLASS, FORMERLY INVESTMENT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’s services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Dividend Value Fund, a series of the Trust, (the “Service Class”) a monthly fee equal to .25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 1st day of May, 2006.

THE ROYCE FUND

/s/ John D. Diederich

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich

John D. Diederich
President